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                                                                    EXHIBIT 10.3

                                 LOAN NO. 99701

                         ASSIGNMENT OF LEASES AND RENTS

                  ASSIGNMENT MADE THIS 30th day of March, 1999.



        ARDEN REALTY FINANCE V, L.L.C., a Delaware limited liability company ("BORROWER"), of the City of Los Angeles, County of Los Angeles, and State of California in consideration of ONE HUNDRED FIFTEEN MILLION DOLLARS and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby absolutely, presently and irrevocably assign, transfer and set over unto MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY ("LENDER"), a corporation organized under the laws of the Commonwealth of Massachusetts, with its principal place of business in the City of Springfield, County of Hampden, and Commonwealth of Massachusetts, the following:

        A. All of the right, title and interest of Borrower in and to those certain leases affecting all or a portion of the real property more particularly described on EXHIBIT A hereto (the "PREMISES") which leases are listed on EXHIBIT B hereto, and all other and future lease(s) of the Premises, and all modifications, renewals, and extensions of the leases listed on EXHIBIT B and of other and future lease(s), and guarantees, if any, of the lessee's obligations under said leases listed on EXHIBIT B and under other and future lease(s). Each of said leases and other and future lease(s) and all modifications, renewals and extensions and guarantees, if any, relating thereto are hereinafter collectively referred to as the "Leases" and

        B. All rents, issues, income, proceeds and profits arising from the Lease(s) and from the use and occupancy of the Premises, including, without limitation, all fixed and additional rents, cancellation payments, and all sums due and payments made under any guarantee of any of the Leases or any obligations thereunder (collectively "Rents").

        C. All rights, powers, privileges, options and other benefits of Borrower under the Leases, including without limitation the immediate and continuing right to make claim for, receive, collect and receipt for all Rents, including the right to make such claim in a proceeding under the Bankruptcy Code (hereinbelow defined), and the right to apply the same to the payment of the Debt (hereinbelow defined).

        THIS ASSIGNMENT is an absolute, present and irrevocable assignment and is given in connection with a loan transaction in which Borrower has undertaken obligations for the following:

        A. The payment of all sums and indebtedness now or hereafter due under that certain Promissory Note and any amendments, extensions or renewals thereof, (the Promissory Note together with all amendments, extensions or renewals thereof is hereinafter referred to as the "NOTE") in the original principal sum of ONE HUNDRED FIFTEEN MILLION DOLLARS ($115,000,000) made by Borrower to the order of Lender, and dated March 30, 1999, which Note is secured by that certain Deed of Trust and Security


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         Agreement executed as of even date herewith by Borrower as trustor, naming Lender as beneficiary and Chicago Title Insurance Company as trustee, originally encumbering twelve separate real property developments (such Deed of Trust and Security Agreement, together with all amendments, extensions or renewals thereof is hereinafter called the "MORTGAGE") and intended to be duly recorded.

        B. The performance and discharge of each and every obligation, covenant and agreement of Borrower under this Assignment, the Note, the Mortgage and any other instruments securing the Note (collectively the "LOAN DOCUMENTS").

        C. The payment of all sums now and hereafter becoming due and payable under the Loan Documents (hereinafter the "DEBT").

        THIS ASSIGNMENT is made on the following covenants, terms and conditions:

SECTION 1. BORROWER'S COVENANTS AND WARRANTIES

        Borrower hereby covenants and warrants to Lender as follows:

        (a) Borrower has not executed any prior assignment of any of the Leases or Rents which will remain effective after the recording of this Assignment, nor has it performed any act or executed any other instrument which might prevent Borrower from fulfilling any of the terms and conditions of this Assignment or which might prevent Lender from operating under any of the terms and conditions of this Assignment or which would limit Lender in such operation;

        (b) Borrower has not executed or granted any modification whatsoever of any of the Leases, except as delivered to Lender; the Leases are in full force and effect; and, except as disclosed to the Lender on a rent roll delivered to Lender concurrently herewith, there are no material defaults now existing under any of the Leases, or any conditions which, after notice, passage of time, or both would constitute material defaults;

        (c) Borrower will observe and perform all the obligations imposed upon the lessor under each of the Leases;

        (d) Borrower will not collect any of the rents, issues, income, proceeds and profits arising or accruing under the Leases or from the Premises more than 1 month in advance of the time when the same shall become due under the Leases (except customary security deposits) nor execute any other assignment of the Leases or assignment of rents, issues, income, proceeds or profits with respect to the Premises; and

        (e) Except as permitted pursuant to the Mortgage, Borrower will not alter or modify the terms of the Leases, give any consent or exercise any option required or permitted by such terms, accept a surrender thereof, or consent to any assignment of or subletting under any of the Leases, whether or not in accordance with their terms.


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 SECTION 2.      ABSOLUTE ASSIGNMENT OF LEASE(S)

        Borrower and Lender intend that this Assignment constitute a present, irrevocable and absolute assignment of the Leases and Rents, and not an assignment for additional security only. Subject to the terms of this Section 2, Lender grants to Borrower a revocable license ("LICENSE") to collect and receive the Rents. Borrower hereby agrees that Lender may authorize direct the lessees named in the Leases, and any other occupants of the Premises, and all Lease guarantors, to pay over to Lender or such other party as Lender may direct, all Rents, upon receipt from Lender of written notice to the effect that an Event of Default (defined below) exists, and to continue to do so until the lessees are otherwise notified by Lender.

 SECTION 3.      REVOCATION OF LICENSE

        Upon or at any time after the occurrence of an Event of Default as defined in the Note or Mortgage which permits acceleration of the Loan (collectively, an "EVENT OF Default"), the License granted to Borrower in
 Section 2 of this Assignment shall automatically be revoked without the need of any action by Lender, and Lender shall immediately be entitled to receipt and possession of all Rents, whether or not Lender enters upon or takes control of the Premises.

        Upon demand by Lender after the occurrence of an Event of Default, Borrower shall immediately deliver to Lender all Rents in the possession of Borrower or its agents, and shall cooperate in instructing Borrower's agents and the lessees under the Leases and all others in possession of the Premises or any portion thereof to pay directly to Lender all Rents.

        Upon revocation of the License, Lender may, at its option, without waiving such Event Default and without notice or regard to the adequacy of the security for the Debt, either in person or by agent, nominee or attorney, or by a receiver appointed by a court, with or without bringing any action or proceeding, dispossess Borrower and its agents and servants from the Premises, without liability for trespass, damages or otherwise, and exclude Borrower and its agents from the Premises.

        Upon revocation of the License, Lender may also take possession of the Premises, and books, records and accounts relating thereto and have, hold, manage, lease and operate the Premises on such terms and for such period of time as Lender may deem proper. In addition, and with or without taking possession of the Premises, Lender, in its own name, may demand, sue or otherwise collect and receive all Rents, including those past due and unpaid and may apply any Rents collected in such order of priority as Lender in its sole discretion deems appropriate, to the payment of:

        (a) all expenses of managing the Premises, including, without limitation, the salaries, fees and wages of a managing agent and such other persons or entities as Lender may deem necessary or desirable, and all expenses of operating and maintaining the Premises, including, without limitation, all taxes, claims, assessments, ground rents, water rents, sewer rents and any other liens or charges, and premiums for all insurance which Lender may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Premises;


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        (b)    the Debt; and

        (c) all reasonable costs and attorneys' fees incurred in connection with the enforcement of this Assignment and any of the Loan Documents.

 SECTION 4.      NO LIABILITY OF LENDER

        This Assignment shall not be construed to bind Lender to the performance of any of the covenants, conditions, or provisions contained in any Lease, or otherwise impose any obligation upon Lender. Lender shall not be liable for any loss sustained by Borrower resulting from Lender's failure to let the Premises after an Event of Default, or from any other act or omission of Lender either in collecting the Rents, or if Lender shall have taken possession of the Premises, in managing the Premises after an Event of Default, unless such loss is caused by the gross negligence or willful misconduct of Lender.

 SECTION 5.      NO MORTGAGEE IN POSSESSION

        In the absence of taking of actual possession of the Premises by Lender, in its own right and person, Lender (i) shall not be deemed a mortgagee in possession, (ii) shall not be responsible for the payment of any taxes or assessments with respect to the Premises, (iii) shall not be liable to perform any obligation of the lessor under any of the Leases or under applicable law,
 (iv) shall not be liable to any person for any dangerous or defective condition in the Premises nor for any negligence in the management, upkeep, repair, or control of the said Premises resulting in loss or injury or death to any person, and (v) shall not be liable in any manner for the remediation of any environmental impairment.

 SECTION 6.      BANKRUPTCY

        After the occurrence of an Event of Default which permits acceleration of the Loan, Lender shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding, relating to any of the Leases in a proceeding under the bankruptcy laws of the United States ("Bankruptcy Code") including, without limitation, the right to file and prosecute, all to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents.

 If there shall be filed by or against Borrower a petition under the Bankruptcy Code, and Borrower, as lessor under the Leases, shall determine to reject any Leases pursuant to Section 365(a) of the Bankruptcy Code, the Borrower shall give Lender not less than ten (10) days' prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject the Leases. Lender shall have the right, but not the obligation, to serve upon Borrower within such ten-day period a notice stating that (i) Lender demands that Borrower assume and assign the Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of future performance under the Leases. If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Leases and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.


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 SECTION 7.      INDEMNITY OF LENDER

        Borrower hereby indemnifies Lender for, and holds Lender harmless from, any and all liability, loss or damage which may be incurred under said Leases, or under or by reason of this Assignment, and from any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings under any of the Leases, except any claims arising out of Lender's gross negligence or will misconduct.

        Should Lender incur any such liability under the Leases or under or by reason of this Assignment or in defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured by the Mortgage and Borrower shall reimburse Lender therefor, immediately upon demand and upon the failure of Borrower so to Lender, at its option, may declare all sums secured by the Mortgage immediately due and payable.

 SECTION 8.      NO WAIVER OF RIGHTS BY LENDER

        Nothing contained in this Assignment and no act done or omitted by Lender pursuant to powers and rights granted it hereunder shall be deemed to be a waiver by Lender of any of its rights and remedies under the Note, Mortgage or any other instrument securing the Note. This Assignment is made and accepted without prejudice to any of such rights and remedies possessed by Lender to collect the Debt and to enforce the Loan Documents, and said rights and remedies may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

 SECTION 9.      RELEASES OF PARTIES AND SECURITY

        Lender may take or release other security for the payment of the Debt, may release any party primarily or secondarily liable therefor, and may apply any other security held by it to the satisfaction of any portion of the Debt without prejudice to any of its rights under this Assignment.

 SECTION 10.     FUTURE ASSURANCES

        Borrower agrees that it will, from time to time, upon demand therefor by Lender, deliver to Lender an executed counterpart of each of the Leases. Further, Borrower agrees that it will execute, acknowledge and record such additional assurances and assignments as Lender may request covering any and all of the Leases. Such assignments shall be on forms approved by the Lender, and Borrower agrees to pay all costs incurred in connection with the examination of the Leases and the preparation, execution and recording of such assignments or any other related documents, including, without limitation, fees of Lender's local counsel.

 SECTION 11.     AMENDMENTS

        This Assignment may not be altered or amended except in a writing, intended for that specific purpose, signed by both Borrower and Lender.


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 SECTION 12.     HEADINGS AND CAPTIONS

        The headings and captions of various sections of this Assignment are for convenience only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

 SECTION 13.     NOTICES

        The parties agree that all notices, demands or documents which are required or permitted to be given or served hereunder shall be in writing and shall be deemed given when sent by registered or certified mail or, wherever permitted by law, by overnight or express delivery service, or by hand delivery addressed to the Borrower or Lender, as the case may be, at the address furnished below, and that such address may be changed from time to time by either party by serving a notice on the other as provided herein:

 Address of Borrower                            Address of Lender

 Arden Realty Finance V, L.L.C.                 Massachusetts Mutual Life
 11601 Wilshire Boulevard, Suite 405            Insurance Company
 Los Angeles, CA  90025-1740                    1295 State Street
                                                Springfield, MA  01111
 Attn:  Diana M. Laing
 Executive Vice President and                   Attn:  Senior Managing Director
 Chief Financial Officer                        Real Estate Finance Group


 SECTION 14.     GOVERNING LAW

        This instrument shall be governed by the laws of the jurisdiction in which the Premises are located and, upon the occurrence of an Event of Default, Lender shall have, in addition to the rights and remedies expressly set forth herein, all rights and remedies available to Lender as the holder of an assignment of leases, rents, issues and profits in that jurisdiction.

 SECTION 15.     DISCHARGE

        Until the payment in full of the Debt, this Assignment shall continue in full force and effect, whether or not recorded. Borrower hereby authorizes Lender to furnish to any person written notice, that this Assignment of Leases and Rents remains in effect and agrees that such person may rely upon and shall be bound by such statement. Upon payment in full of the Debt and the delivery and recording of a satisfaction or discharge of the Mortgage duly executed, this Assignment shall be void and of no effect.

 SECTION 16.     SEVERABILITY

 If any one or more of the provisions contained in this Assignment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Assignment but this Assignment


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shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.



        IN WITNESS WHEREOF, the Borrower has duly executed this Assignment as of the date first written above.

                                        ARDEN REALTY FINANCE V, L.L.C.,
                                        a Delaware limited liability company


                                        By: ______________________________
                                                    Diana M. Laing,
                                                    Chief Financial Officer


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                                 ACKNOWLEDGMENT

                                  [California]


STATE OF CALIFORNIA                      )
                                         )      SS.
COUNTY OF ______________________________ )

        On __________________ before me, (here insert name and title of the officer), personally appeared ________________________________
 ______________________________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.

Signature ________________________________ (Seal)




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                                    EXHIBIT A
                                    PREMISES






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                                    EXHIBIT B
                                     LEASES

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